FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 18, 2008, by and among PETROLEUM DEVELOPMENT CORPORATION (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of November 4, 2005 (as the same has been and may further be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to increase the Aggregate Revolving Commitment; and

WHEREAS, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement to increase the Aggregate Revolving Commitment upon the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definition.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in appropriate alphabetical order:

“Fourth Amendment Effective Date” means July 18, 2008.

1.2 Amended Definition.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definition in its entirety to read as follows:

“Aggregate Revolving Commitment” means, as of the Fourth Amendment Effective Date, $300,000,000 and thereafter as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03 and as a result of changes in the Borrowing Base pursuant to Article III; provided that such amount shall not at any time exceed the lesser of (i) the Maximum Facility Amount and (ii) the Borrowing Base.  If at any time the Borrowing Base is reduced below the Aggregate Revolving Commitment, the Aggregate Revolving Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.

1.3 Amendment to Schedules.  Schedule 2.01 of the Credit Agreement shall be and it hereby is amended in its entirety by substituting Schedule 2.01 attached hereto.

SECTION 2. New Lenders and Reallocation of Revolving Commitments and Loans.  The Lenders have agreed among themselves to reallocate their respective Revolving Commitments and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc., in its capacity as a Joint Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Revolving Commitment, and Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s acquisition of an interest in the Aggregate Revolving Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Revolving Commitment, the Revolving Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment.  With respect to such reallocation, each New Lender shall be deemed to have acquired the Revolving Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption with respect to such allocation.  The Borrower and Administrative Agent hereby consent to such assignment to the New Lenders.

SECTION 3. Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the assignments and reallocations contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery.  Each Credit Party, each Lender, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

3.2 No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Fees.  The Administrative Agent and J.P. Morgan Securities Inc., as a Joint Lead Arranger and the Sole Bookrunner (“JPMorgan”) shall have received all fees payable in the amounts and at the times separately agreed upon among the Administrative Agent, JPMorgan and the Borrower.

3.4 Governmental Approvals.  All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

3.5 Notes.  Borrower shall have executed and delivered a promissory note to each New Lender that has requested a promissory note in accordance with Section 2.09(e) of the Credit Agreement.

3.6 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments and assignments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the Fourth Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

4.3 Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each Credit Party, the Lenders, and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

Fourth Amendment to

Amended and Restated Credit Agreement

65188659.2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PETROLEUM DEVELOPMENT CORPORATION

By:               /s/ Richard W McCullough
    Name:      Richard W. McCullough
    Title:        President

                                GUARANTORS:

RILEY NATURAL GAS COMPANY

By:             /s/ Darwin L. Stump
    Name:   Darwin L. Stump
    Title      Treasurer
UNIOIL

By:                 /s/ Darwin L. Stump
    Name:    Darwin L. Stump
    Title      Treasurer
PA PDC, LLC

By:           /s/ Daniel W. Amidon
    Name:    Daniel W. Amidon
    Title:      General Counsel

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), individually and as Administrative Agent,

By:     /s/ Jo Linda Papadakis
Name:    Jo Linda Papadakis
Title:      Vice President

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

BNP PARIBAS,

as a Lender and as Syndication Agent

By:     /s/ Betsy Jocher
Name:    Betsy Jocher
Title:      Director

                                By:     /s/ Richard Hawthorne
Name:    Polly Schott
Title:      Director

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

WACHOVIA BANK, N.A., as a Lender

By:      /s/ Paul Pritchett
Paul Pritchett
Vice President

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

GUARANTY BANK, FSB, as a Lender

By:       /s/ W. David McCarver IV
Name:      W. David McCarver IV
Title:     Vice President

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

BANK OF OKLAHOMA, as a Lender

By:                 /s/ Wes Webb
Name:    Wes Webb
Title:              SVP

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

ALLIED IRISH BANK (successor in interest to Morgan Stanley Bank), as a Lender

    By:             /s/ David O'Driscoll
    Name:        David O''Driscoll
    Title:          Assistant Vice President

                                    By:             /s/ Vaughn Buck
    Name:        Vaughn Buck
    Title:          Director

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

ROYAL BANK OF CANADA, as a Lender

By:                   /s/ Don J. McKinnerney
Name:     Don J. McKinnerney
Title:      Authorized Signature

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:       /s/ Brian Williams
Name      Brian Williams
Title:               Vice President

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

CALYON NEW YORK BRANCH,
as a Lender

                                By:            /s/ Mark A. Roche
Name:        Mark A. Roche
Title:                         Managing Director

By:            /s/ Sharada Manne
Name                        Sharada Manne
Title:                         Director

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

COMPASS BANK, as a Lender

By:            /s/ Kathleen J. Bowen
Name        Kathleen J. Bowen
Title:                         Senior Vice President

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:        /s/ David G. Mills
Name                    David G. Mills
Title:                     Director, Head of U.S. Energy Execution

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

BMO CAPITAL MARKETS FINANCING, INC.  as a Lender

By:                     /s/ Gumaro Tijerina
Name:        Gumaro Tijerina
Title:                  Vice President

Fourth Amendment to
Amended and Restated Credit Agreement
65188659
Signature Page

SCHEDULE 2.01
Applicable Percentages and Revolving Commitments

Lender	Title	Applicable Percentage	Revolving Commitment[1]	Maximum Facility Amount
JPMorgan Chase Bank , N.A. Mail Code IL1-0010 10 South Dearborn, Floor 07 Chicago, Illinois 60603-2003 Attention: Mi Y Kim Telephone: (312) 732-4853 Facsimile: (312) 385-7098 mi.y.kim@jpmchase.com With a copy to: JPMorgan Chase Bank, N.A. Mail Code TX2-S038 712 Main Street Houston, TX 77002 Attention: Jo Linda Papdakis Telephone: (713) 216-7743 Facsimile: (713) 216-7770 Jo.l.papadakis@jpmorgan.com	Administrative Agent and a Lender	12.3333333%	$37,000,000	$49,333,333.33
BNP Paribas 1200 Smith Street, Suite 3100 Houston, TX 77002 Attention: Douglas R. Liftman Telephone: (713) 982-1154 Facsimile: (713) 659-6915 doug.liftman@americas.bnpparibas.com	Syndication Agent and a Lender	12.3333333%	$37,000,000	$49,333,333.33
Wachovia Bank, N.A. c/o Wachovia Capital Markets, LLC 1001 Fannin Street, Suite 2255 Houston, Texas 77002 Attention: Philip Trinder Telephone: (713) 346-2718 Facsimile: (713) 650-6354 phillip.trinder@wachovia.com with a copy to: Wachovia Bank, N.A. 201 S. College Street, CP9 Charlotte, NC 28288 Attention: Todd Tucker Telephone: (704) 383-0905 Facsimile: (704) 715-0097 todd.tucker@wachovia.com	Lender	9.6666667%	$29,000,000	$38,666,666.67
Guaranty Bank, FSB 333 Clay, Suite 4400 Houston, Texas 77002 Attention: W. David McCarver IV Telephone: (713) 890-8897 Facsimile: (713) 890-8868 david.mccarver@guarantybank.com with a copy to: Guaranty Bank, FSB 8333 Douglas Avenue Dallas, Texas 75225 Attention: Charlotte McLain Telephone: (214) 360-4883 Facsimile: (214) 360-1938 charlotte.mclain@guarantybank.com	Lender	9.6666667%	$29,000,000	$38,666,666.67
Bank of Oklahoma P.O. Box 2300 Tulsa, Oklahoma 74192 Attention: Lindsay Sherrer Telephone: (918) 295-0414 Facsimile: (918) 588-6880 lsherrer@bokf.com with a copy to: Bank of Oklahoma 1500 S. Midwest Blvd Midwest City, OK 73110 Attention: Sherry Ray Telephone: (405) 736-8947 Facsimile: (405) 272-4644 seray@bokf.com	Lender	7.0000000%	$21,000,000.00	$28,000,000
Royal Bank of Canada 3900 Williams Tower 2800 Post Oak Blvd. Houston, Texas 77056 Attention: Don J. McKinnerney Telephone: (713) 403-5607 Facsimile: (713) 403-5624 don.mckinnerney@rbccm.com with a copy to: Royal Bank of Canada New York Branch One Liberty Plaza, 3rd Floor New York, NY 10006-1404 Attention: Jackie Dias Telephone: (212) 428-6332 Facsimile: (212) 428-2372 Jackie.dias@rbc.com	Lender	7.0000000%	$21,000,000.00	$28,000,000
The Royal Bank of Scotland plc 101 Park Avenue, 6th Floor New York, New York 10178 Attention: Jacob Abraham Telephone: (212) 401-3563 Facsimile: (212) 401-1494 jacob.abraham@rbs.com with a copy to: The Royal Bank of Scotland plc 600 Travis Street, Suite 6500 Houston, Texas 77002 Attention: Matthew Main Telephone: (713) 221-2400 Facsimile: (713) 221-2428 matthew.main@rbs.com	Lender	7.0000000%	$21,000,000.00	$28,000,000
Allied Irish Bank AIB Corporate Banking 405 Park Avenue, 4th Floor New York, NY 10022 Attention: David O’Driscoll Telephone: (212) 515-6743 Facsimile: (212) 339-8099 david.o’driscoll@aibny.com with a copy to: Allied Irish Banks p.l.c. Bankcentre, Ballsbridge Dublin 4 Ireland Telephone: +353 1 641-8562 Facsimile: +353 1 608-9815	Lender	7.0000000%	$21,000,000.00	$28,000,000
Calyon New York Branch [Address] Attention: Telephone: Facsimile: [e-mail] with a copy to: Calyon New York Branch [Address] Attention: Telephone: Facsimile: [e-mail]	Lender	7.0000000%	$21,000,000.00	$28,000,000
Compass Bank [Address] Attention: Telephone: Facsimile: [e-mail] with a copy to: Compass Bank [Address] Attention: Telephone: Facsimile: [e-mail]	Lender	7.0000000%	$21,000,000.00	$28,000,000
ScotiaBanc, Inc. [Address] Attention: Telephone: Facsimile: [e-mail] with a copy to: ScotiaBanc, Inc. [Address] Attention: Telephone: Facsimile: [e-mail]	Lender	7.0000000%	$21,000,000.00	$28,000,000
Bank of Montreal [Address] Attention: Telephone: Facsimile: [e-mail] with a copy to: Bank of Montreal [Address] Attention: Telephone: Facsimile: [e-mail]	Lender	7.0000000%	$21,000,000.00	$28,000,000
TOTAL		100.00000%	$300,000,000.00	$400,000,000.00

1As of the Fourth Amendment Effective Date and subject to adjustment as a result of a reduction or increase in the Aggregate Revolving Commitment pursuant to Section 2.02 and Section 2.03 of the Credit Agreement, respectively, or a change in the Borrowing Base pursuant to Article III.

Fourth Amendment to

Amended and Restated Credit Agreement

65188659.2                                                                                   Schedule 2.01